London, UK – June 5, 2023 KBW US Regional Leaders Bank Conference Exhibit 99.1

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and utilization rates; (2) deposit growth, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense, including expenses related to our strategic initiatives; (6) credit trends and key credit performance metrics; (7) capital position; (8) our contingent sources of liquidity; (9) our future operating and financial performance; (10) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward- looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Forward Looking Statements Amounts on certain slides that follow may not total due to rounding. 2

Who We Are

Founded 1888

135-year history of commercial and retail banking in the Southeast U.S.

Today's core 5-state Southeast footprint includes **Georgia, Florida, Alabama, Tennessee, South Carolina**

2018

Completed transition from multiple legacy banking platforms to singularly branded Synovus name and platform

2019-20

Launched Synovus Forward, to further optimize revenue and reduce expenses

Acquired and integrated Florida Community Bank, deepening Florida footprint

2021

Kevin Blair appointed CEO

2022 +

Completed Synovus Forward

Formal introduction of 4-pillar execution strategy

SYNOVUS®

Branches	**245**
ATMs	**363**
Assets	**$62B**
Loans	**$44B**
Deposits	**$50B**

20 Greenwich Excellence *and* Best Brand Awards[1]

Greenwich Excellence

J.D. Power 2023 Best Retail Banking Customer Satisfaction in the Southeast Region and **#1** for Trust

The SYNOVUS® Name

1 + 1 = 3

Synergy

Working together; the interaction of separate parts such that the total effect is greater than the sum of their individual effects.

Novus

Latin for "new", meaning different from one of the same category that has existed previously; of dissimilar origin and usually of superior quality.

Powerful Results

Communication

Collaboration

Commitment

Note: Metrics as of 3/31/23

(1) 2022 awards - small business and middle market banking

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Compelling Investment Thesis Focused on Our Right to Win Resilient Risk Profile Investing For the Future Diversified Financial Profile with Strong Operating Metrics Attractive Southeastern Footprint Positioned For Consistent Earnings Growth 4

Commercial Banking

Broad Coverage Plus Industry Expertise

~200
Geographic Based Relationship Managers

~80
Industry Specialist Relationship Managers

~$35B
Commercial Loans Outstanding[1]

~$23B
Commercial Deposit Franchise[1]

- Lender Finance
- Healthcare
- Community Investment Capital
- Later stage Tech and Communications
- Quick Service Restaurants
- Financial Institutions (FIG)

3 Year CAGR (2019 – 2022)[2]

11% C&I Loan Growth

9% Commercial Fee Income Growth

12% Commercial Core Deposit Growth

(1) Represents 3/31/23 outstanding balances in our core commercial business lines including the Community Bank, Wholesale Bank, and CIB.
(2) Inclusive of our core commercial business lines including the Community Bank, Wholesale Bank, and CIB. Fee Income also includes Treasury & Payment Solutions and Capital Market businesses.

SYNOVUS

Our Right to Win

Full Suite of Product Capabilities + Speed to Market


Private Wealth
Treasury & Payment Solutions
SYNOVUS
Client
Digital Solutions
Syndicated Finance
Capital Markets

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6 • Completely reassessed CRE portfolio • Dedicated credit support for CRE verticals with industry/market expertise • Enhanced market intelligence and industry- focused analytics • Ability to track industry performance through cash inflow analysis • Visibility into market performance for each CRE property type • Centralized credit processes and monitoring combined with enhanced first line of defense Balanced / High Quality Portfolio (1Q23) IPRE(1) Resi Constr, Land/Dev. C&I Consumer Average FICO of 745 54.5% Average LTV Diversified across multiple industries 27.2% 19.2% 51.3% 2.3% Healthy Portfolio With Robust Credit Processes Institutionalized Credit Processes (1) Income producing real estate.

Southeast Markets Support Lower CRE Risk Profile Office CRE Oversupply Risk Far Lower than GFC: Deliveries as % of Inventory 5.3% 1.8% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Office Markets (Loan-Weighted Avg) 2.7% 0.4% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Retail Markets (Loan-Weighted Avg) Retail Multifamily Warehouse 1.5% 2.9% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Multifamily Markets (Loan-Weighted Avg) 2.6% 2.8% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Ind/WH Markets (Loan-Weighted Avg) 0% 4% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% US SNV Rent Growth S V S 7% 8% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% US SNV Rent Growth SNV US 83% 85% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy S V S 96% 97% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy S V US 4% 7% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% US SNV Rent Growth S V S 95% 95% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy SNV US 13% 15% 0% 2% 4% 6% 8% 10% 12% 14% 16% US SNV Rent Growth SNV US 96% 97% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy SNV US Note: 4Q22 YOY occupancy, rent growth, and % of inventory figures for the office, retail, and warehouse sectors are sourced from CoStar; multifamily metrics are sourced from RealPage. 7

Deposit Client Profiles[1]

SYNOVUS

95%+ of Core Deposits[2] in Southeast Footprint spread across 55 MSAs

Middle Market & CRE[3]

$5.2B Balances
~9K Accounts



5%
1%
38%
57%

71% > 5-year relationship tenure[4]

90% of total balances maintain an account on Commercial Analysis

>65% maintain lending relationship[4]

Business Banking[3]

$8.0B Balances
~34K Accounts



4%
1%
27%
69%

85% > 5-year relationship tenure[4]

75% of total balances maintain an account on Commercial Analysis

58% standard pricing on interest bearing deposits[4][5]

Small Business[3]

$5.9B Balances
~113K Accounts



2%
22%
76%

77% > 5-year relationship tenure[4]

78% standard pricing on interest bearing deposits[4][5]

Private Wealth/Consumer Banking[3]

$16.5B Balances
~672K Accounts



7%
21%
32%
39%
DDA/Now
MMA
Time
Savings

85% > 5-year relationship tenure[4]

94% standard pricing on interest bearing deposits[4][5]

86% have multiple products/services[4]

Greenwich Excellence

20 Greenwich Excellence and Best Brand Awards in small business and middle market

2023 Best Retail Banking Customer Satisfaction in the Southeast Region and **#1** for Trust

Amounts may not total due to rounding; (1) All numbers as of 3/31/23; (2) Excludes brokered; (3) Client segmentation based on our go-to-market strategies, excluding public funds and non-market based deposit verticals; (4) Balance weighted statistic; (5) Excludes Time Deposits as exception pricing is tracked for only non-maturity deposits.

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Mid-Quarter Deposit and Liquidity Update 25% 10% 13% 52% Note: June 1st amounts are preliminary, and all amounts may not total due to rounding; (1) Includes HFS portfolio of approx. $517 million at marked fair value, as well as HFI portfolio which is currently in runoff; (2) Other Contingent Sources include incremental liquidity available via FRB’s Bank Term Funding Program, as well as other documented sources; (3) Balance changes inclusive of $424 million move to held-for-sale in 1Q; (4) Excludes brokered; (5) As of 6/1/2023; (6) All commercial banks not seasonally adjusted through May 17th; (7) Insurability through ICS at the election of the client. Robust Contingent Sources of Liquidity (June 1st Update) ($ in billions, as of 6/1/23) Secondary Sources $12.5 Primary Sources $13.5 • Unpledged loans of $20+ billion not reflected in the chart above $26.0B Total (1) (2) 9 $4.5B ICS Total Capacity(7) ~11% utilized at 3/31 1Q23 Growth QTD Growth(5) YTD Growth(5) % Change YTD(5) % Change Industry YTD(6) Total Loans(3) $329MM $82MM $411MM 0.9% (0.1%) Total Core Deposits(4) $133MM ($263)MM ($130)MM (0.3)% N/A (4.5%)Total Deposits $1.1B ($85)MM $1.0B 2.0% 1Q23 Deposit Walkdown Loan/Deposit Balances (June 1st Update) June 1st Update • Since quarter-end, expanded ICS total capacity to $10B • 12% or $1.2B of total ICS capacity utilized as of 6/1/23 • Utilizing updated ICS capacity, approximately 82% of total deposits are insured, collateralized or are insurable through ICS ($ in billions)

SYNOVUS

ESG Progress and Priorities


Environmental

- **Physical space reductions**, including 37 branch closures since the beginning of 2022, Columbus corporate footprint reduction, and additional market location square footage reductions across footprint
- **Continued digital adoption and paper reduction**
- **Dedicated sustainable energy investing practice**
- **Continued exploration of and engagement in solar investments and other carbon offset opportunities**
- **2019-2021 Scope 1 and 2 emissions baseline web disclosure**
- **Task Force on Climate-related Financial Disclosures (TCFD) framework adoption and inaugural CDP reporting**


Social

- **Continued community investments**, with a focus on financial literacy and affordable housing
- **Completion of 28,000 volunteer hours in 2022**
- **Expanded DEI/EEO1 data and representation metric disclosures**; continued progress in meeting expanded targets
- **Further advancement of executive level DEI representation and candidate pool diversity accountability**; DEI strategy inclusion in executive compensation program
- **Continued HBCU campus recruiting and diverse early talent engagement; October Diversity Symposium**
- **Voice of the Team Member survey action team improvements**
- **Leadership development program full engagement**


Governance

- **Updated and expanded website disclosures**
- **SEC proposed future climate rules monitoring**
  - Qualitative and quantitative internal controls/financial reporting buildout
- **Internal Oversight Council sub-work team buildout**
- **ESG risk dashboard adoption**
- **Continued board diversification**

Find more at https://www.synovus.com/about-us/esg/

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Focus on Diversity, Equity, and Inclusion • Foster a supportive, engaged, and inclusive workplace culture by listening to team members and taking action • Connect and inform team members through Employee Resource Groups and DEI Leadership Team • Strategic recruitment and engagement with HBCUs and affinity groups in our footprint • Focus on diverse talent pipeline for hiring, succession planning, and development • Diversity Symposium – opportunity for prospective candidates to learn about career opportunities and DEI at Synovus • Gender + Ethnicity Compensation Review • Enhance benefit offerings: health and well-being 66% 30% Overall Synovus Team People of Color Female 33% 36% 37% 38% 39% 2018 2019 2020 2021 2022 Women in Leadership 8% 12% 13% 15% 16% 2018 2019 2020 2021 2022 People of Color in Leadership 21% 57% 22% Generational Composition of Senior Leadership Team Millenial Generation X Baby Boomers 11